UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2025

Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION :
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On January 10, 2025, Constellation Energy Corporation (Nasdaq: CEG) (“CEG Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Calpine Corporation, a Delaware corporation (“Calpine”), certain wholly-owned direct and indirect subsidiaries of Calpine, CEG Parent, and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine. The Merger Agreement provides for a series of transactions (the “Merger”) on the terms and subject to the conditions set forth therein whereby Calpine will become an indirect, wholly owned subsidiary of Constellation Energy Generation, LLC (“Constellation”).

On December 9, 2025, Constellation announced that, in connection with the planned acquisition of Calpine by CEG Parent, Constellation is commencing private exchange offers (the “Exchange Offers”) and related consent solicitations (the “Consent Solicitations”) with respect to the outstanding (i) 4.625% Senior Unsecured Notes due 2029 (“Existing Unsecured 2029 Notes”), (ii) 5.000% Senior Unsecured Notes due 2031 (“Existing Unsecured 2031 Notes”) and (iii) 3.750% Senior Secured Notes (“Existing Secured 2031 Notes” and, together with the Existing Unsecured 2029 Notes and the Existing Unsecured 2031 Notes, the “Calpine Notes”) of Calpine. The Exchange Offers and the Consent Solicitations are being made upon the terms and conditions set forth in an exchange offers memorandum and consent solicitations statement dated December 9, 2025 (the “Offering Memorandum”), copies of which will be made available to holders of the Calpine Notes eligible to participate in the Exchange Offers (“Eligible Holders”).Pursuant to the Exchange Offers, Constellation is offering to issue new notes in exchange for any and all of the Calpine Notes held by Eligible Holders. In addition, pursuant to the Consent Solicitations, Constellation is soliciting consents on behalf of Calpine from Eligible Holders to amend the Calpine Notes and the related indentures under which they were issued to eliminate substantially all of the restrictive covenants, restrictive provisions and events of default, other than payment-related and bankruptcy-related events of default.

The Exchange Offers and Consent Solicitations are being made solely pursuant to the conditions set forth in the Offering Memorandum in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned upon, among other things, receipt of the requisite consents in connection with the Consent Solicitation and the consummation of the planned acquisition.

This announcement does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

A copy of the press release issued by Constelllation is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description
99.1	Press release dated December 9, 2025.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

* * * * *

This combined Current Report on Form 8-K is being filed separately by Constellation Energy Corporation and Constellation Energy Generation, LLC, (collectively, the “Registrants”). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Exchange Offers, the Consent Solicitations, the expected timing and likelihood of completion of the Exchange Offers, the Consent Solicitations and the Merger, the pro forma combined company and its operations, strategies, plans, synergies, opportunities and anticipated future performance and capital structure. Information adjusted for the Merger should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Merger or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants’ 2024 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2025 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

December 9, 2025